UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 South Clearview Parkway

Jefferson, Louisiana 70121

(Address of principal executive offices) (Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 5, 2012, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting its results for the third quarter of fiscal year 2012. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (and in Item 9.01) shall be deemed to be furnished to the Securities and Exchange Commission but not filed, and shall not be deemed to be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated September 5, 2012 reporting its results for the third quarter of fiscal year 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

September 6, 2012	/s/ Angela M. Lacour
Angela M. Lacour Senior Vice President of Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated September 5, 2012 reporting its results for the third quarter of fiscal year 2012

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